SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

                Pursuant to Section 13 or 15(d)
            of the Securities Exchange Act of 1934

                 Date of Report - July 6, 2004

                      TOWER BANCORP, INC.
                      -------------------
    (Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573          25-1445946
----------------         -----------------    -------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)       Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania           17225
-----------------------------------------      ------------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including
area code:  (717) 597-2137
            --------------



                              N/A
-----------------------------------------------------------
(Former name or former address, if changed since last report)










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
Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99   News Release, dated July 6, 2004, of Tower Bancorp, Inc.
             99.1  Balance Sheets June 30, 2004 and 2003
             99.2  Income Statements for the year ended June
                    30, 2004 and 2003

Item 8.   Change in Fiscal Year.

          Not Applicable.

Item 9.   Regulation FD Disclosure.

          Not Applicable.

Item 10.  Amendments to the Registrant's Code of Ethics, or
          Waiver of a Provision of the Code of Ethics.

          Not Applicable.


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Item 11.  Temporary Suspension of Trading Under Registrant's
          Employee Benefit Plans.

          Not Applicable.

Item 12.  Results of Operations and Financial Condition

          Tower Bancorp, Inc. parent company of The First
          National Bank of Greencastle, reports earnings of $ 1,043,863 or earnings per share of $ .61 for the quarter ended June 30, 2004.







































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          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TOWER BANCORP, INC.
                              (Registrant)


Dated:  July 6, 2004          /s/ Franklin T. Klink, III
                              -----------------------------
                              Franklin T. Klink, III
                              Chief Financial Officer





































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                        EXHIBIT INDEX


                                                   Page
Number
                                                 In Manually
 Exhibit                                          Signed
Original

99             News Release, dated July 6,
               2004, of Tower Bancorp, Inc.            6
99.1           Balance Sheets June 30, 2004
               and 2003                                7
99.2           Income Statements for the year
               ended June 30, 2004 and 2003            8






































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              Index to Exhibits Found on Page 5

                                              Exhibit 99

FOR IMMEDIATE RELEASE         FOR FURTHER INFORMATION:
                              Franklin T. Klink, III
                              Chief Financial Officer
                              (717) 597-2137


            TOWER BANCORP, INC. REPORTS EARNINGS


GREENCASTLE, PA July 6, 2004 - Tower Bancorp, Inc. parent company of The First National Bank of Greencastle, reports earnings of $ 1,043,863 or earnings per share of $ .61 for the quarter ended June 30, 2004. For the first six months in 2003, net income was $ 2,064,676 or $ 1.20 per share.
Return on equity and return on assets were 10% and 1.38%, respectively, for the six months of 2004.

     As of June 30, 2004, assets stood at $ 305,295,000, an increase of 11% or $ 30,716,000 over second quarter-end totals for the year 2003. Total loans reached
$ 218,935,000, an increase of $ 24,372,000 or 13%, while
deposits at the quarter-end totaled $215,046,000, an increase of $ 16,176,000 or 8%.

     The above figures are based on unaudited financial statements. The First National Bank of Greencastle operates nine offices in the Greencastle, Chambersburg, Shady Grove, Quincy, Laurich Estates, Mercersburg, Waynesboro, and
Maugansville areas.

     This press release may contain forward-looking statements as defined by the Private Securities Litigation
Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the Company's financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in Tower Bancorp, Inc.'s filings with the Securities and Exchange Commission.

                             ###





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                          TOWER BANCORP INC.
                      CONSOLIDATED BALANCE SHEET

                           (UNAUDITED)       06/30/04       06/30/03
ASSETS                                        (,000)         (,000)
CASH AND DUE FROM BANKS                       $    9,988   $     8,461
INTEREST BEARING BALANCES WITH BANKS                 580           966
FEDERAL FUNDS SOLD                                     0             0

INVESTMENTS                                       64,362        60,452

LOANS:                                           218,935       194,563
      RESERVE FOR LOAN LOSSES                (     1,766)  (     1,707)

BANK PREMISES, FURNITURE & FIXTURES                4,461         4,098
OTHER REAL ESTATE OWNED                                0             0
OTHER ASSETS                                       8,735         7,746
                                              ----------    ----------
TOTAL ASSETS                                  $  305,295    $  274,579
                                              ==========    ==========
LIABILITIES AND CAPITAL

     DEMAND                                   $   21,927    $   18,883
     SAVINGS                                     122,182       109,797
     TIME                                         70,937        70,190
                                              ----------    ----------
TOTAL DEPOSITS:                                  215,046       198,870

LIABILITIES FOR BORROWED MONEY                    34,948        32,923
FEDERAL FUNDS PURCHASED                            7,355         4,805
OTHER LIABILITIES                                  6,366         3,424
                                              ----------    ----------
TOTAL LIABILITIES                                263,715       240,022
                                              ----------    ----------
EQUITY CAPTIAL
     CAPITAL STOCK:
     AUTHORIZED 5,000,000 SHARES
     OUTSTANDING 1,780,100 SHARES                  2,225         2,225
SURPLUS                                            6,782         6,722
UNDIVIDED PROFITS                                 27,138        24,034
NET UNREALIZED GAIN (LOSS)                         7,216         2,806
LESS: TREASURY STOCK (2004 - 54,999 SHS)     (     1,781) (     1,230)
                                              ----------    ----------
TOTAL EQUITY CAPITAL                              41,580        34,557
                                              ----------    ----------
TOTAL LIABILITIES AND CAPITAL                 $  305,295    $  274,579
                                              ==========    ==========

BOOK VALUE                                    $    24.10    $    19.91


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TOWER BANCORP INC.
CONSOLIDATED INCOME STATEMENT

(UNAUDITED)
	                                           SIX	            SIX
	                                          MONTHS           MONTHS
INTEREST INCOME	                                 06-30-04         06-30-03
-----------------------------	               -----------      -----------
INTEREST AND FEES ON LOANS	               $ 5,857,695      $ 6,216,438
INTEREST ON INVESTMENT SECURITIES	         1,073,949        1,116,251
INTEREST ON FED FUNDS SOLD	                         0                0
	                                       -----------      -----------
	                                         6,931,644        7,332,689
INTEREST EXPENSE
-------------------------------
INTEREST ON DEPOSITS	                         1,094,616 	  1,438,674
INTEREST ON OTHER BORROWED MONEY                   875,547 	    774,843
	                                       -----------	-----------
	                                         1,970,163 	  2,213,517
	                                       -----------	-----------
NET INTEREST INCOME	                         4,961,481 	  5,119,172
PROVISION FOR LOAN LOSSES	                   180,000 	    180,000
	                                       -----------	-----------
NET INTEREST INCOME AFTER PROVISION	         4,781,481 	  4,939,172

OTHER INCOME:
INVESTMENT SERVICES & FEE INCOME	           751,232 	    638,201
OTHER OPERATING INCOME	                           181,829 	    192,718
INVESTMENT SECURITIES GAINS (LOSSES)	         1,144,790 	  1,596,707
	                                       -----------	-----------
	                                         2,077,851 	  2,427,626
	                                       -----------	-----------
OTHER EXPENSES:
SALARIES,WAGES AND OTHER BENEFITS	         2,068,482 	  1,850,360
OCCUPANCY EXPENSE 	                           233,024 	    215,637
FURNITURE AND FIXTURE EXPENSE	                   269,108 	    261,430
OTHER OPERATING EXPENSES	                 1,486,042 	  1,562,838
	                                       -----------	-----------
	                                         4,056,656 	  3,890,265
	                                       -----------	-----------
INCOME BEFORE TAXES	                         2,802,676 	  3,476,533
APPLICABLE INCOME TAXES	                           738,000 	    951,000
	                                       -----------	-----------

NET INCOME                                     $ 2,064,676 	$ 2,525,533
	                                       ===========	===========

NET INCOME PER SHARE:	                       $      1.20 	$      1.45

NUMBER OF SHARES OUTSTANDING	                 1,725,101 	  1,735,913


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